Exhibit 99.13

Third Party Review Firm: Meridian Asset Services, LLC (“Meridian”)
Review Time Period: February 2018 – July 2018
Loan Population: 1,028
Trust: CMLTI 2018-RP3

Diligence Review Services

I.	Title Diligence Review:

Meridian was engaged to perform diligence on multiple pools of mortgage loans between February 2018 and July 2018. The diligence was performed at Meridian’s office in St. Petersburg, Florida. The diligence consisted of an analysis of the mortgage chain of title as well as current outstanding recorded liens. Property reports and images of recorded documents were provided by a title abstracting service provider selected by the engaging party (“Property Reports”). Meridian gathered, analyzed, and reviewed the Property Reports to assess any title, vesting, or lien issues and provided the engaging party a detailed report of all relevant findings.

The scope of the diligence included the following:

A.	Chain of Title Review: The deed chain was reviewed to identify:

a.	Any mortgages which were not executed by all parties on title at the time of origination/recordation to identify any potential concerns related to mortgage enforceability or lien perfection.

b.	Any properties which were no longer owned at least in part by the subject mortgage borrower were reviewed to identify potential concerns related to or arising from the current ownership status.

B.	First Lien Position Review: Lien and subject mortgage information was reviewed to identify:

a.	Any mortgages recorded prior to the subject mortgage. (“Prior Mortgages”)

b.	Any other liens or judgments recorded prior to the subject mortgage. (“Prior Liens”)

c.	Any junior liens recorded after the subject mortgage which have the potential to assert some form of lien priority over the subject mortgage such as:

i.	Municipal liens (“Municipal Liens”)

ii.	Property tax liens/security agreements (“Property Tax Liens”)

Meridian Asset Services, LLC - 3201 34th Street South, Suite 310, St. Petersburg, FL 33711 - 727-497-4650

Third Party Review Firm: Meridian Asset Services, LLC (“Meridian”)
Review Time Period: February 2018 – July 2018
Loan Population: 1,028
Trust: CMLTI 2018-RP3

iii.	Federal/DOJ/IRS Tax liens (“Federal Tax Liens”)

iv.	HOA liens (including the identification of HOA super lien states) (“Super Position HOA Liens”)

Meridian Asset Services, LLC - 3201 34th Street South, Suite 310, St. Petersburg, FL 33711 - 727-497-4650

Third Party Review Firm: Meridian Asset Services, LLC (“Meridian”)
Review Time Period: February 2018 – July 2018
Loan Population: 1,028
Trust: CMLTI 2018-RP3

C.
Prior Mortgage & Lien Validity Review: For those items identified in B(a) and B(b), an additional level of review was completed to determine if the item in question was then currently attached and/or enforceable against the subject property as a priority lien, such as:

a.	Regional statutes/case law related to lien/mortgage enforcement

b.	Debtor Identity Verification (i.e. Commonality of Name)

c.	Attachment protections like Tenancy by the Entireties, Instantaneous Seisin, etc.

d.	Recorded Satisfactions, Releases, Reconveyances, Cancellations, Subordination Agreements, etc. (whether shown on the Property Report or independently located via online public records)

D.
Title Policy Coverage Review: For those items identified in Section B(a) above and those items not resolved in Section C above, Meridian reviewed the Lender’s Title Policy (“Title Policy”), when available, to determine whether Meridian believed any damages resulting from the item in question could be indemnified by the title insurer under the apparent terms and conditions of the Title Policy.

E.
Credit Bureau Report Review: For those Prior Mortgages which were not identified with sufficient Title Policy coverage under Section D above, a recent Credit Bureau Report (“Credit Bureau Report”), provided by the engaging party, was reviewed to confirm if the Prior Mortgage in question was present on the Credit Bureau Report, and if so, to confirm the status of the item as reported.

F.
Miscellaneous Item Review: In instances where a miscellaneous item or exception is identified in the course of the itemized scope that is not otherwise categorized above (“Miscellaneous Items”), that item is reviewed to confirm whether or not it is believed to be a concern with respect to the enforceability of the subject mortgage or of material interest to the engaging party.

Meridian Asset Services, LLC - 3201 34th Street South, Suite 310, St. Petersburg, FL 33711 - 727-497-4650

Third Party Review Firm: Meridian Asset Services, LLC (“Meridian”)
Review Time Period: February 2018 – July 2018
Loan Population: 1,028
Trust: CMLTI 2018-RP3

This letter confirms that as of July 19th, 2018 with respect to Title Diligence Review for the population of 1,028 mortgage loans eligible for inclusion within CMLTI 2018-RP3, the exceptions and findings of substance detailed on the attached schedule, are as summarized follows:

A.
Except with respect to 19 mortgage loans, there are no potential issues surrounding deed vesting concerns. With respect to 10 of the 19 mortgage loans with potential deed vesting concerns, the mortgage loan file contains a Title Policy on which there are no stated Title Policy exceptions which explicitly preclude coverage.

B.
Except with respect to 38 Super Position HOA Liens across 24 mortgage loan files, no unresolved Super Position HOA Liens recorded after the subject mortgage which were entitled to limited or full lien priority over the subject mortgage were identified.

C.
Except with respect to 185 Municipal Liens or Property Tax Liens across 88 mortgage loan files, no unresolved Municipal Liens or Property Tax Liens which had limited or full lien priority over the subject mortgage were located.

D.
Except with respect to 3 Prior Liens across 3 mortgage loan files which were recorded prior to the subject mortgage, all Prior Liens identified in our review have been resolved. With respect to all 3 of the remaining Prior Liens, each of the 3 mortgage loan files contains a Title Policy on which there are no stated Title Policy exceptions which explicitly preclude coverage.

E.
Except with respect to 41 Prior Mortgages across 41 mortgage loan files that were reflected in the title search to be senior to the subject mortgage, all Prior Mortgages identified by the title abstracting service provider have been resolved. With respect to the remaining 41 Prior Mortgages across 41 mortgage loan files, 27 of these mortgage loan files contain a Title Policy on which there are no stated Title Policy exceptions which explicitly preclude coverage. With respect to the remaining Prior Mortgages which did not have an acceptable Title Policy in the mortgage loan file or which did not have Title Policy coverage, none were found to be open/active on review of the Credit Bureau Report.

F.	As to any Miscellaneous Items of substance, the items in this category typically defy standard categorization or summarization, and are individually detailed exclusively within the attached schedule.

Meridian Asset Services, LLC - 3201 34th Street South, Suite 310, St. Petersburg, FL 33711 - 727-497-4650